UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2016

Commission file number 1-13163
________________________
YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky	40213
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 874-8300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02      Results of Operations and Financial Condition

On April 20, 2016, YUM! Brands, Inc. ("YUM") issued a press release announcing financial results for the quarter ended March 19, 2016.  The Company also raised its full-year Operating Profit Growth Guidance to 12%. A copy of the press release is attached hereto as Exhibit 99.1.

Effective January, 2016 YUM's former India Division was segmented by brand, integrated into the global KFC, Pizza Hut and Taco Bell Divisions, and is no longer a separate operating segment. While our consolidated results were not impacted, we have restated our historical segment information for consistent presentation. This Form 8-K provides a summary of YUM's 2015 and 2014 annual and 2015 quarterly segment financial results restated as if they had been reported under our new reportable segment structure.

This restated segment information is attached hereto as Exhibit 99.2, which is being furnished pursuant to Item 2.02, Results of Operation and Financial Condition.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(c)	Exhibits
99.1	Press Release dated April 20, 2016 from YUM! Brands, Inc.
99.2	Restated Segment Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.
(Registrant)

Date:	April 20, 2016	/s/ David E. Russell
Interim Chief Financial Officer and Corporate Controller
(Principal Financial and Accounting Officer)